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                                                                    EXHIBIT 99.1


                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             ASI CAPITAL CORPORATION
                                       AND
                               DAVRIC CORPORATION


THIS AGREEMENT dated September 21, 2007 between ASI CAPITAL CORPORATION (SELLER) and DAVRIC CORPORATION (BUYER) serves as the mutually agreed upon purchase of a Promissory Note in the original amount of One Hundred Twenty-Six Thousand and no/100 Dollars ($126,000.00) with a current principal balance of One Hundred Fifteen Thousand Five Hundred and no/100 Dollars ($115,500.00). This note is secured by a security interest pursuant to Article 9 of the Uniform Commercial Code in the following property (Collateral), which shall include all after-acquired property of a like nature and description and proceeds and products thereof:

         All assets now owned or hereafter acquired. This includes, but is not limited to: Accounts, contract rights, inventory, furniture, fixtures, and equipment as well as any trademarks or other intangibles. This collateral is including all property now owned or hereafter acquired including any substitutions or replacements.

All terms and conditions of this note shall remain unchanged unless mutually agreed upon by respective parties.

Effective date of this Agreement shall be September 21, 2007.

SELLER:                                     BUYER:

ASI CAPITAL CORPORATION                     DAVRIC CORPORATION


/s/ JOHN R. BLACKMON                        /s/ JERRY E. POLIS
John R Blackmon, President                   Jerry E Polis, President


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                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             ASI CAPITAL CORPORATION
                                       AND
                               DAVRIC CORPORATION


THIS AGREEMENT dated September 21, 2007 between ASI CAPITAL CORPORATION (SELLER) and DAVRIC CORPORATION (BUYER) serves as the mutually agreed upon purchase of a Promissory Note in the original amount of Thirty Four Thousand and no/100 Dollars ($34,000.00) with a current principal balance of Thirty Two Thousand Five Hundred Eighty Three and no/100 Dollars ($32,583.00). This note is secured by a security interest pursuant to Article 9 of the Uniform Commercial Code in the following property (Collateral), which shall include all after-acquired property of a like nature and description and proceeds and products thereof:

         All assets now owned or hereafter acquired. This includes, but is not limited to: Accounts, contract rights, inventory, furniture, fixtures, and equipment as well as any trademarks or other intangibles. This collateral is including all property now owned or hereafter acquired including any substitutions or replacements.

All terms and conditions of this note shall remain unchanged unless mutually agreed upon by respective parties.

Effective date of this Agreement shall be September 21, 2007.

SELLER:                                     BUYER:

ASI CAPITAL CORPORATION                     DAVRIC CORPORATION


/s/ JOHN R. BLACKMON                        /s/ JERRY E. POLIS
John R Blackmon, President                  Jerry E Polis, President


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                                NOTE ENDORSEMENT

This endorsement is to be attached to and made a part of that certain Note dated, May 25, 2007 in the sum of One Hundred Twenty Six Thousand Dollars ($126,000.00) executed by Fusion Homes, LLC and in favor of ASI Capital Corporation.

For value received, the undersigned does hereby transfer and assign to DAVRIC CORPORATION, the within note, together with all rights accrued or to accrue under the Security Agreement securing same so far as the same relate to this note and without recourse to the undersigned.

ASSIGNOR:
ASI CAPITAL CORPORATION

By: /s/ JOHN R. BLACKMON

Print Name: JOHN R. BLACKMON

Title: President

Date: 9/21/07


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                                NOTE ENDORSEMENT

This endorsement is to be attached to and made a part of that certain Note dated, July 3, 2007 in the sum of Thirty Four Thousand Dollars ($34,000.00) executed by Fusion Homes, LLC and in favor of ASI Capital Corporation.

For value received, the undersigned does hereby transfer and assign to DAVRIC CORPORATION, the within note, together with all rights accrued or to accrue under the Security Agreement securing same so far as the same relate to this note and without recourse to the undersigned.

ASSIGNOR:
ASI CAPITAL CORPORATION

By: /s/ JOHN R. BLACKMON

Print Name: JOHN R. BLACKMON

Title: President

Date: 9/21/07